Cash, Loan and Dividend Restrictions	12 Months Ended
Dec. 31, 2011
Disclosure of Restrictions on Dividends, Loans and Advances Disclosure [Abstract]
Cash, Loan and Dividend Restrictions

Federal Reserve Board (FRB) regulations require that each of our subsidiary banks maintain reserve balances on deposit with the Federal Reserve Banks. The average required reserve balance was $7.0 billion in 2011 and $6.0 billion in 2010.

       Federal law restricts the amount and the terms of both credit and non-credit transactions between a bank and its nonbank affiliates. These transaction amounts may not exceed 10% of the bank's capital and surplus, which for this purpose represents total capital, as calculated under the risk-based capital (RBC) guidelines, plus the balance of the allowance for credit losses in excess of the amount included in total capital with any single nonbank affiliate and 20% of the bank's capital and surplus with all its nonbank affiliates. Transactions that are extensions of credit may require collateral to be held to provide added security to the bank. For further discussion of RBC, see Note 26.

       Dividends paid by our subsidiary banks are subject to various federal and state regulatory limitations. Dividends that may be paid by a national bank without the express approval of the Office of the Comptroller of the Currency (OCC) are limited to that bank's retained net profits for the preceding two calendar years plus retained net profits up to the date of any dividend declaration in the current calendar year. Retained net profits, as defined by the OCC, consist of net income less dividends declared during the period.

       We also have state-chartered subsidiary banks that are subject to state regulations that limit dividends. Under those provisions, our national and state-chartered subsidiary banks could have declared additional dividends of $0.6 billion at December 31, 2011, without obtaining prior regulatory approval. Our nonbank subsidiaries are also limited by certain federal and state statutory provisions and regulations covering the amount of dividends that may be paid in any given year. Based on retained earnings at December 31, 2011, our nonbank subsidiaries could have declared additional dividends of $5.7 billion at December 31, 2011, without obtaining prior approval.

       The FRB published clarifying supervisory guidance in 2009, SR 09-4 Applying Supervisory Guidance and Regulations on the Payment of Dividends, Stock Redemptions, and Stock Repurchases at Bank Holding Companies, pertaining to FRB's criteria, assessment and approval process for reductions in capital including the redemption of Troubled Asset Relief Program (TARP) and the payment of dividends. The effect of this guidance is to require the approval of the FRB for the Company to repurchase or redeem common or perpetual preferred stock as well as to increase the per share dividend from its current level of $0.12 per share. In November 2010, the FRB updated the SR 09-4 guidance to require the original 19 Supervisory Capital Assessment Program (SCAP) banks to submit a Capital Plan Review to the FRB no later than January 7, 2011. In December 2011, the FRB finalized rules under 12 CFR Part 225, Regulation Y requiring large bank holding companies (BHCs) to submit capital plans annually and to obtain regulatory approval before making capital distributions including share dividend increases or share repurchases. The rule requires updates to capital plans in the event of material changes in a BHC's risk profile, including as a result of any significant acquisitions. The Company submitted its board-approved 2012 capital plan to the FRB on January 6, 2012.